UNITED STATES SECURITIES AND EXCHANGECOMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 26, 2007

Fortress Investment Group LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33294	20-5837959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 798-6100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 19a-12 under the Exchange Act (17 CFR 240.19a-12)
☐	Pre-commencement communications pursuant to Rule 19d-2(b) under the Exchange Act (17 CFR 240.19d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events.

On July 26, 2007, Fortress Investment Group LLC announced that it has closed third party capital commitments in Fortress Investment Fund V and Fortress Coinvestment Fund V. Fortress also announced that it made a $275 million co-investment commitment in connection with the acquisition by various Fortress-managed funds of Florida East Coast Industries, Inc., a Florida-based railroad and commercial real estate company.

A copy of the press release issued by the registrant on July 26, 2007 is attached as Exhibit 99.1 to this report and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release of Fortress Investment Group LLC, dated July 26, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC (Registrant)
By: /s/ David N. Brooks
David N. Brooks
General Counsel

Date: July 26, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release of Fortress Investment Group LLC, dated July 26, 2007